SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to § 240.14a-12

DCB FINANCIAL CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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April 15, 2016

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of DCB Financial Corp at 3:00 p.m. on Thursday, May 26, 2016. The meeting will be held at The Delaware County Bank and Trust Corporate Center, 110 Riverbend Avenue, Lewis Center, Ohio, 43035.

Along with the other members of the Board of Directors and management, I look forward to greeting those shareholders who are able to attend in person.

Thank you for your continued loyalty and support.

On behalf of the Board of Directors,

Ronald J. Seiffert

Chairman, President and Chief Executive Officer

DCB Financial Corp • 110 Riverbend Avenue • Lewis Center, Ohio 43035

DCB Financial Corp

110 Riverbend Avenue

Lewis Center, Ohio 43035

Notice Of Annual Meeting Of Shareholders

To Be Held MAY 26, 2016

To The Shareholders OF DCB Financial Corp:

You are hereby notified that the annual meeting of the shareholders of DCB Financial Corp (the “Company”) will be held on May 26, 2016, at 3:00 p.m. local time at The Delaware County Bank and Trust Company Corporate Center at 110 Riverbend Avenue, Lewis Center, Ohio 43035 (the “Annual Meeting”), for the purpose of considering and acting upon the following:

1.	Election of Directors – To elect Class II directors to hold office until the expiration of their terms (3 years)
expiring at the annual meeting in 2019, or until their successors shall be duly elected and qualified.

2.	Vote on Executive Compensation – To consider and approve a non-binding advisory vote on the Company’s executive compensation.

3.	Ratification of Independent Registered Public Accounting Firm – To ratify the selection of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

4.	Other Business – To transact any other business, which may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.

The Board of Directors has fixed April 1, 2016, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, the Company had outstanding 7,356,112 common shares with no par value.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2016.

Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each shareholder of record, we are also providing access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all shareholders. On April 15, 2016, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record as of April 1, 2016, and we posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials at www.proxyvote.com or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. If you previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

By order of the Board of Directors,

Ronald J. Seiffert

Chairman, President and Chief Executive Officer

Lewis Center, Ohio

April 15, 2016

Your vote is important. Even if you plan to attend the meeting, please vote your proxy electronically over the Internet or by telephone or return the enclosed proxy as soon as possible.

You still have the right to revoke the proxy and vote in person at the meeting if you so choose.

If you have any questions please contact, J. Daniel Mohr, Corporate Secretary, DCB Financial Corp at 740-657-7900.

DCB Financial Corp

110 Riverbend Avenue

Lewis Center, Ohio 43035

(740) 657-7000

Proxy Statement

General Information

This Proxy Statement is first being made available to shareholders on or about April 15, 2016 in connection with the annual meeting of the shareholders of DCB Financial Corp to be held on May 26, 2016, at 3:00 p.m. local time at The Delaware County Bank & Trust Company Corporate Center, 110 Riverbend Avenue, Lewis Center, Ohio, 43035 in accordance with the foregoing notice (the “Annual Meeting”).

DCB Financial Corp is an Ohio corporation and a financial holding company under the Bank Holding Company Act. DCB Financial Corp is at times hereinafter referred to as the “Company.” The Company is the sole shareholder of The Delaware County Bank and Trust Company, an Ohio-chartered banking organization (the “Bank”).

This solicitation of proxies is made on behalf of the Board of Directors of the Company. The Company bears the costs of such solicitation. In addition to the use of the mail and the Internet, members of the Board of Directors and certain officers and employees of the Company or its subsidiaries may solicit the return of proxies by telephone, facsimile, and other electronic media or through personal contact. Proxies may be returned through the Internet, via telephone or by mail. The directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses by the Company.

Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Company prior to the exercise of the proxy, or in person by voting at the Annual Meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. If no contrary instructions are given and the proxy does not represent a broker non-vote, each proxy received will be voted (1) FOR the nominees for director described herein, (2) FOR the approval of the Company’s executive compensation, (3) FOR the ratification of the selection of Plante & Moran PLLC as the Company’s independent registered public accounting firm for 2016, and (4) in accordance with the best judgment of the persons appointed as proxies upon the transaction of such other business as may properly come before the meeting.

Voting Securities and Procedures

Only shareholders of record at the close of business on April 1, 2016 (the “Record Date”) will be eligible to attend and to vote at the Annual Meeting or any adjournment thereof. As of the Record Date, the Company had outstanding 7,356,112 common shares with no par value. Shareholders are entitled to one vote for each common share owned as of the Record Date. Shareholders do not have cumulative voting rights with respect to the election of directors.

The presence in person or by proxy of a majority of the outstanding common shares of the Company entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.

The three nominees for director who receive the largest number of votes cast “For” will be elected as directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, are not counted and will have no impact on the outcome of the election for directors.

Approval of the proposal relating to the approval of the Company’s executive compensation requires the affirmative vote of a majority of the votes cast on the proposal. As a result, abstentions and broker non-votes will not have an effect on the proposal.

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The proposal to approve the Company’s executive compensation is advisory, so it will not be binding upon the Board of Directors; however, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Approval of the proposal relating to the ratification of the selection of Plante & Moran PLLC as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal. As a result, abstentions will not have an effect on the proposal.

The proposal to ratify the selection of Plante & Moran PLLC as the Company’s independent registered public accounting firm is not binding upon the Board of Directors. However, if the selection is not ratified by the shareholders, the Audit Committee may re-consider its selection of Plante & Moran PLLC as the independent registered public accounting firm for the fiscal year ending December 31, 2016.

The proposal for the election of directors and the non-binding advisory vote on executive compensation are not “discretionary” items so, if you hold your shares in “street name,” you must provide instructions to your brokerage firm in order to cast a vote on these proposals. The ratification of the selection of Plante & Moran is considered a “discretionary” item, so if you hold your shares in “street name,” your brokerage firm may vote in its discretion on your behalf if you do not furnish voting instructions.

Proposal 1 - Election of Directors and Information with respect to Directors and Officers

The Code of Regulations for the Company provides that the directors shall be divided into three classes, as nearly equal in number as possible. The number of current directors and year of term expiration for each class is as follows:

Class II	3 Directors	Term Expiring 2016
Class III	4 Directors	Term Expiring 2017
Class I	4 Directors	Term Expiring 2018

The Board has nominated the following individuals for election as Class II directors for terms expiring at the annual meeting in 2019. Each nominee is a current Class II director of the Company whose term expires at the Annual Meeting. Information regarding these nominees is set forth below. Unless otherwise indicated, each person has held their principal occupation for more than five years. All of the directors of the Company are also directors of the Bank.

Nominations for Class II Directors

Name (Class)(1)	Age	Director Since	Principal Occupation During the Past Five Years
Bart E. Johnson (II)	50	2010	President and CEO of AgriCommunicators, Inc., a multi-channel communications firm specializing in the agricultural community. Mr. Johnson has expertise in marketing and expense control from his association with Agri Communicators. His background and association with the farm community provides a vital link between the Company and its agricultural related customers.

Donald J. Wolf (II)	72	2003	Principal in Maloney + Novotny, LLC, a Certified Public Accounting firm, since January 2014. Previously, he was Chairman of Wolf, Rogers, Dickey & Co., a Certified Public Accounting and business consulting firm for 36 years. Mr. Wolf has expertise in accounting, tax and business management, which provides the Board with expertise in those areas. Mr. Wolf’s professional background allows the Board to designate him as its “audit committee financial expert” as required by the Board’s governance policies, and allows him to Chair the Company’s Audit Committee.

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Name (Class)(1)	Age	Director Since	Principal Occupation During the Past Five Years
Edward Powers (II)	70	1984(2)	President, R.B. Powers Company, an awards manufacturing company. Mr. Powers has expertise in business management, expense control and revenue production, developed from his many years in providing oversight to the company. His involvement in the Delaware area community gives him strong insight into the communities in which the Company operates and provides a strong network of contacts.

(1)	Each director is considered “independent” as that term is defined in NASDAQ Listing Rule 5605.
(2)	Includes time served as a director of the Bank prior to the organization of the Company in 1997.

While it is contemplated that all nominees will stand for election, and each nominee has confirmed this with the Company, if one or more of the nominees at the time of the Annual Meeting should be unavailable or unable to serve as a candidate for election as a director of the Company, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Company’s Code of Regulations, the three nominees receiving the greatest number of votes will be elected as directors.

The Board of Directors recommends a vote “FOR” the election of ALL of the above nominees.

Class I and III Directors

The following table sets forth certain information with respect to the Class I and Class III Directors of the Company continuing their terms:

Name (Class)(1)	Age	Director Since	Principal Occupation During the Past Five Years
Adam Stevenson (I)	76	2001	Mr. Stevenson is the retired Director of Manufacturing of the Delaware Plant of PPG Industries, a multi-national company that specializes in coatings. Through his work experience, Mr. Stevenson has demonstrated excellent leadership and financial skills. Mr. Stevenson’s particular expertise in the manufacturing field, management experience and professional relationships are valuable assets to the Board of Directors.
Mark Shipps (I)	68	2009	Mr. Shipps is the retired former Vice President for University Relations and Special Assistant to the President of Ohio Wesleyan University in Delaware, Ohio. He continues to serve Ohio Wesleyan in numerous volunteer roles. Prior to Ohio Wesleyan, Mr. Shipps was the President and a founding member of the American Environmental Group, Ltd., a diversified environmental and energy services company. He continues to serve American Environmental Group in a limited consulting role. The Board of Directors has benefited from Mr. Shipps’ expertise in strategic planning and small business leadership.

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Name (Class)(1)	Age	Director Since	Principal Occupation During the Past Five Years
Michael A. Priest (I)	52	2013	Mr. Priest is the President of JMAC, Inc. and the Columbus Blue Jackets professional hockey club. As the President of JMAC, Inc., Mr. Priest oversees all of the financial, investment and philanthropic activities of the McConnell Family. In his role with the Columbus Blue Jackets, Mr. Priest oversees all aspects of the franchise operations and serves as the Alternate Governor for the club on all National Hockey League-related matters. Mr. Priest is a non-practicing Certified Public Accountant, serves on the Executive Committee of the Greater Columbus Sports Commission and the Finance Committee of Experience Columbus, and is active in numerous charitable activities. The Board of Directors benefits from Mr. Priest’s expertise in management, accounting and investments.
Tomislav Mitevski (I)	49	2013	Mr. Mitevski is the Executive Vice President of DGD Group, Inc., a family owned and closely held private company since 2011. Previously, Mr. Mitevski was an Executive Vice President, Fifth Third Bank from 2001 to 2011. Mr. Mitevski has experience in investment management, commercial banking, corporate finance, private equity and real estate. Mr. Mitevski serves on the boards of Big Brothers/Big Sisters Central Ohio and the American Cancer Society and is active in numerous other organizations. His civic involvement, professional experience and business relationships are valuable assets to the Board.
Dr. Gerald L. Kremer (III)	57	2009	Dr. Kremer is a Family Physician with OhioHealth and has practiced medicine in Delaware since 1990 and earned his medical degree from The Ohio State University College of Medicine. Through his medical practice, Dr. Kremer has demonstrated excellent communication, leadership and financial skills. He is a volunteer with St. Mary Catholic Church. His civic involvement and his professional relationships are valuable assets to the Board.
Vicki J. Lewis (III)	61	1997	Ms. Lewis was appointed Lead Independent Director of the Company in February 2016. Previously, she was Chair of the Board of Directors of the Company from 2010 to February 2016. Since 2014 she has served as the President and CEO of CRH Health Care, Inc., a hospital system. From 2010 to 2014, she was the President responsible for two hospitals in the Aurora Health Care system, an integrated healthcare delivery company. She also served as Vice President, OhioHealth (Grady Memorial and Marion General Hospitals) from 1982 to 2010. Ms. Lewis has a wealth of experience in the executive leadership and operations of acute care hospitals and related entities, including physician practices. Her experience includes the development of medical staff leaders, compliance and policy formation through her decision-making, problem-solving and communication skills. She is a long-time resident of Delaware County. The Board has benefited from Ms. Lewis’s expertise in leadership, business operations and performance improvement.
Ronald J. Seiffert (III)	59	2011	Mr. Seiffert has served as President and CEO of the Company and the Bank since September 2011, and as Chairman of the Company and the Bank since February 2016. He was the Interim President, Chief Financial Officer and Vice President of University Resources, Ohio Dominican University from 2005 until 2010. Prior to his service with the University, Mr. Seiffert was the Vice Chairman of Huntington Bancshares and Executive Vice President of J.P. Morgan Chase. Mr. Seiffert provides the Board with the benefit of 30 years of banking and leadership experience in every major line of banking.
Jerome Harmeyer (III)(2)	76	2014	President, Liberty Casting Company, which operates five foundries in Ohio, Indiana and Pennsylvania. The Board benefits from Mr. Harmeyer’s strong business experience and his significant knowledge of the Company from his prior service on the Company’s board.

(1)	Each director is considered “independent” as that term is defined in NASDAQ Listing Rule 5605, excluding Ronald J. Seiffert, the Chairman, President and CEO of the Company and the Bank.

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(2)	Mr. Harmeyer was appointed to the Board of Directors on October 30, 2014. He was previously a member of the Board of Directors from August 15, 2013 to May 30, 2014 and from 1990 to 2009.

The following table sets forth certain information with respect to the executive officers of the Company and certain executive officers of the Bank other than Mr. Seiffert:

Name	Age	Officer Since	Principal Occupation During the Past Five Years
J. Daniel Mohr	50	2013	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of the Company and the Bank; previously Executive Vice President and Chief Financial Officer of Alliance Financial Corporation from 2006 until 2013; served in various executive-level positions with Partners Trust Financial Group, Inc.; served as Senior Auditor with KPMG, LLC in Syracuse, NY.
David R. Archibald	64	2012	Senior Vice President, Retail Banking and Marketing of the Bank; previously Vice President, Ohio Dominican University from 2001 until 2011; served in various commercial banking roles for a combined 23 years at BankOne, SunTrust (Crestar), and Huntington Bancshares.
Daniel M. Roberts	52	2012	Senior Vice President and Chief Credit Officer of the Bank; previously Senior Lending Officer, Putnam County Bank from 2002 to 2012.
Roger A. Lossing	61	2012	Senior Vice President Wealth Management of the Bank since 2012; previously Senior Trust Officer in the Wealth Management/Trust Services Division of PNC Bank from 2003 to 2012; served as a financial advisor for several other institutions between 1977 and 2003, including JP Morgan Chase, Ernst & Young LLP, Smith Barney and Deloitte.

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Security Ownership of Certain Beneficial Owners and Management

The table below sets forth the number and percentage of common shares owned by the directors and named executive officers of the Company, and the directors and executive officers of the Company as a group, each as of April 1, 2016. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o DCB Financial Corp, 110 Riverbend Avenue, Lewis Center, OH 43035.

Each of the persons named in the following table possesses sole voting and investment power, except as otherwise shown in the footnotes to the following table.

	Amount and Nature
Name	of Beneficial Ownership		Percentage(10)
Jerome Harmeyer	204,831	(1)	2.8%
Bart Johnson	38,298	(2)	*
Dr. Gerald L. Kremer	15,189		*
Vicki J. Lewis	54,622	(3)	*
Tomislav Mitevski	555,981	(4)	7.6%
Edward Powers	41,542		*
Michael A. Priest	529,741	(5)	7.2%
Ronald J. Seiffert	146,702	(6)	2.0%
Mark Shipps	47,339		*
Adam Stevenson	20,966	(7)	*
Donald J. Wolf	34,314	(8)	*
J. Daniel Mohr	23,062		*
Daniel M. Roberts	18,160	(9)	*
All directors and executive officers as a group (15 in number)	1,814,596	(9)	25.1%

*Ownership is less than 1%

(1)	Includes: (i) 82,679 shares owned by a trust for which Mr. Harmeyer and his spouse serve as co-trustees with shared voting and dispositive power, (ii) 59,197 shares owned by a trust for which Mr. Harmeyer and his spouse serve as co-trustees with shared voting and dispositive power, and (iii) 513 shares owned by Mr. Harmeyer’s spouse, of which Mr. Harmeyer has no voting or dispositive power.
(2)	Includes 398 shares owned by children.
(3)	Includes 15,700 shares owned by spouse, of which Ms. Lewis has no voting or dispositive power.
(4)	Includes 526,316 shares owned by DGD Group, Inc., for which Mr. Mitevski is the Executive Vice President.
(5)	Includes 526,316 shares owned by JMAC, Inc., for which Mr. Priest is the President and Director.
(6)	Includes 1,840 shares owned by children.
(7)	Includes 14,718 shares owned jointly with spouse, of which Mr. Stevenson has shared voting and dispositive power.
(8)	Includes 1,141 shares owned by spouse, of which Mr. Wolf has no voting or dispositive power.
(9)	Includes 733 shares that may be acquired upon the exercise of outstanding options.
(10)	Based on 7,356,112 common shares outstanding on April 1, 2016.

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As of the Record Date, we knew of no person who was the beneficial owner of more than 5% of our outstanding common shares, except for Messrs. Mitevski and Priest as set forth in the table above, and except as follows:

	Common Shares
Name and Address of Beneficial Owner	Beneficially Owned		Percentage
Banc Funds Co., LLC	654,559	(11)	8.9%
20 North Wacker Drive, Suite 3300
Chicago, IL 60606

JMAC, Inc.	526,316	(12)	7.2%
200 W. Nationwide Blvd.
Columbus, OH 43215

DGD Group, Inc.	526,316	(13)	7.2%
41 S. High Street
Suite 3500
Columbus, OH 43215

Elizabeth Park Capital Advisors, Ltd.	381,503	(14)	5.2%
29525 Chagrin Blvd., Suite 318
Pepper Pike, OH 44122

AllianceBernstein L.P.	368,747	(15)	5.1%
1345 Avenue of the Americas
New York, New York 01015

(11)	Based solely upon information contained in a Schedule 13G/A filed by Banc Funds Co., LLC with the Securities and Exchange Commission on February 8, 2016.
(12)	Based upon information contained in a Schedule 13D filed by JMAC, Inc. and Mr. Priest with the Securities and Exchange Commission on August 12, 2015.
(13)	Based upon information contained in a Schedule 13D filed by DGD Group, Inc. and Mr. Mitevski with the Securities and Exchange Commission on September 24, 2015.
(14)	Based solely upon information contained in a Schedule 13G/A filed by Elizabeth Park Capital Advisors, Ltd. with the Securities and Exchange Commission on February 18, 2016.
(15)	Based solely upon information contained in a Schedule 13G/A filed by AllianceBernstein L.P. with the Securities and Exchange Commission on February 16, 2016.

Board of Directors and Selected Committees

The Board of Directors conducts its business through meetings of the Board and through its committees. The Board of Directors of the Company has appointed and maintains an Audit Committee, Compensation Committee and Nominating and Governance Committee, among other committees.

DCB Financial Corp has developed an executive structure which provides both independence from the management of the business and the ability to monitor the risks of the Company through the Board’s oversight function.

The Board of DCB Financial Corp is made up of ten independent directors and one inside director. The Company’s Corporate Governance Guidelines authorize the Board to periodically determine whether or not the role of Chairman and CEO should be separate or combined based on the Company’s circumstances at that point in time.

The Board believes that the Company and its shareholders are best served by retaining the Board’s flexibility to allocate the responsibilities of Chairman and Chief Executive Officer in any way that is in the best interests of the Company at any future point in time. Adopting a policy that restricts the Board’s discretion in selecting the Chairman of the Board (as well as restricting the ability to combine the positions of Chairman and Chief Executive Officer) would deprive the Board of the ability to select the most qualified and appropriate individual to lead the Board as Chairman.

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Presently, the Board believes that the positions of Chairman and Chief Executive Officer should both be held by the same person, as this combination will serve DCB Financial Corp well by providing unified leadership and direction.

The Board believes that our Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the company and industry, while our Chief Executive Officer brings Company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

In circumstances in which the Chairman is not independent, the Company will appoint a Lead Independent Director. The Board believes a non-independent Chairman is appropriately counterbalanced by a Lead Independent Director and the independence of ten of our eleven directors. Our non-employee directors meet from time to time, but not less than twice per year, in executive sessions without any members of management present. In addition, the “independent” directors (as defined herein) are required to meet alone in executive session at no less than two regular meetings of the Board each year. Additional executive sessions of the independent directors may be called at any time by the Lead Independent Director. The purpose of these executive sessions is to promote open and candid discussion among the independent directors.

The Lead Independent Director is selected from among the independent directors by a majority of our independent directors. The Lead Independent Director’s duties include: (i) presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; (ii) calling executive sessions of the independent directors; (iii) serving as a liaison between the Chairman and the independent directors; and (iv) consulting with the Chairman on meeting agendas and information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information. Currently, Vicki J. Lewis serves as Lead Independent Director.

The Board believes that our leadership structure facilitates the Board’s oversight of risk management and communication with management, because the Board has named a Lead Independent Director with defined responsibilities including participation in planning meeting agendas. The Lead Independent Director and each of the other directors are encouraged to raise matters at any time for Board and committee meetings.

There are six Board committees that have been developed to oversee the various functions of the Company and the Bank. This allows for additional detailed oversight and the ability to more closely monitor the risks of the Company. The six board committees are: Audit Committee; Nominating and Governance Committee; Compensation Committee; Director’s Loan Committee; Trust Committee; and Strategic Alternatives Committee. Each of these committees is charged with ensuring that management is fulfilling the expectations of the Board, managing its business risks and making adequate progress towards achieving the Company’s business strategies and goals. The Audit Committee, Nominating and Governance Committee, and Compensation Committee consist of only independent directors, while the other Board committees are chaired by independent directors and consist of both inside and independent directors.

The structure developed by the Board supports the Board’s risk management oversight by allowing for direct interaction with executive management at each regular Board meeting. Senior and mid-level officers also meet directly with Board committees on a periodic basis to discuss more specific details of the Bank’s operations such as lending, audit and compliance.

Three key risks within banking consist of credit risk, internal controls management risk and regulatory compliance risk. The Board closely monitors these risks through the Director’s Loan Committee (“DLC”) and the Audit Committee. The Chief Credit Officer meets with the DLC on a regular basis to discuss both credit trends and individual credit issues and provides recommendations to the DLC on ways to reduce the overall credit risk structure of the Company. The Chief Financial Officer is the corporate liaison to the Audit Committee which provides an open venue to discuss internal controls, regulatory reporting and other business risks with the Audit Committee. Additionally, the Company’s Compliance Officer also reports directly to the Audit Committee regarding compliance with rules and regulations specific to the banking industry.

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Audit Committee

The Audit Committee selects and engages the Company’s independent registered public accounting firm. The Audit Committee reviews with the Company’s independent registered public accounting firm, the audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Company’s internal auditing procedures; consults with the Company’s independent registered public accounting firm and management with regard to the Company’s accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent registered public accounting firm; reviews the independence of the independent registered public accounting firm, and reviews the range of the independent registered public accounting firm’s audit and non-audit fees. The Audit Committee also has been charged with the enforcement of the Code of Ethics and Business Conduct adopted by the Company’s Board of Directors, as discussed below. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on the Company’s website at www.dcbfinancialcorp.com. The Audit Committee is comprised of Messrs. Wolf (Chair), Powers, Kremer and Ms. Lewis. The Audit Committee met five times during 2015. The Board of Directors has determined that Donald J. Wolf, a certified public accountant and one of the members of the Audit Committee, is an “audit committee financial expert” as defined under the regulations of the Securities and Exchange Commission. Mr. Wolf and all of the other members of the Audit Committee have been determined by the Board of Directors to be “independent” under the listing standards adopted by the NASDAQ Stock Market.

Compensation Committee

The Compensation Committee is responsible for overseeing the administration of the Company’s employee benefit plans, establishing the compensation of the Chief Executive Officer, approving senior management’s compensation, reviewing the compensation of all other officers, reviewing the criteria that forms the basis for management’s officer and employee compensation recommendations, and reviewing management’s recommendations in this regard and evaluating and establishing directors’ compensation. The Board of Directors has adopted a written charter for the Compensation Committee, which may be found on the Company’s website at www.dcbfinancialcorp.com. The charter does not provide the Compensation Committee with any delegation authority regarding its duties. The Compensation Committee is comprised of Mr. Stevenson (Chair) and Messrs. Wolf, Kremer, Mitevski and Ms. Lewis. All members of the Compensation Committee are independent under the listing standards adopted by the NASDAQ Stock Market. The Compensation Committee met three times during 2015.

Nominating and Governance Committee

The Company’s Nominating and Governance Committee is responsible for making recommendations to the Board nominees for election to the Board of Directors and, from time to time, making recommendations to the Board for appointments to fill vacancies created prior to the expiration of a director’s term. The Board of Directors has adopted a written charter for the Nominating and Governance Committee, which may be found on the Company’s website at www.dcbfinancialcorp.com. The Nominating and Governance Committee will consider nominees recommended by shareholders. The procedure for nominating an individual as a director is set forth below under the heading “Nominations for Members of the Board of Directors.” Though the Nominating Committee has no specific requirement regarding the diversity of its Board members, the committee evaluates all directors on the basis of their depth and breadth of business and civic experience in leadership positions, their ties to the Company’s geographic markets, involvement in the community, and their skills or expertise relevant to the Company’s business that would enhance the overall composition of the Board. The Nominating and Governance Committee is comprised of Messrs. Johnson (Chair), Priest, Shipps and Stevenson and Ms. Lewis. The Committee also is responsible for overseeing the Company’s Corporate Governance Guidelines and other corporate governance policies, practices and procedures, as detailed below. The Nominating and Governance Committee met five times during 2015.

Corporate Governance

Although the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Company because it is not listed on NASDAQ, the Company has elected to implement certain of the corporate governance practices required of NASDAQ-listed companies to encourage appropriate conduct among its directors, officers and employees and to assure that the Company operates in an ethical manner.

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The Board of Directors has established Corporate Governance Guidelines for the Company. A copy of the Company’s Corporate Governance Guidelines is available on the Company’s website at www.dcbfinancialcorp.com. Although not required, a majority of the directors of the Company are currently independent, as defined by NASDAQ listing standards.

The Board of Directors has adopted a Code of Ethics and Business Conduct, which is available on the Company’s website at www.dcbfinancialcorp.com. In addition, a copy of the Code of Ethics and Business Conduct is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code of Ethics and Business Conduct should address written requests to J. Daniel Mohr, Secretary of the Company, at the Company’s offices, 110 Riverbend Avenue, Lewis Center, Ohio 43035.

The Board of Directors of the Company generally meets nine times a year for its regularly scheduled meetings and upon call for special meetings. During 2015, the Board of Directors of the Company met nine times for regular board meetings. All directors of the Company attended at least 75% of the Board and Committee Meetings that were held during 2015.

While the Company has no specific policy requiring attendance at the annual meeting of shareholders by directors, such attendance is expected. At the 2015 annual meeting, all directors attended.

Audit Committee Report

The Audit Committee of DCB Financial Corp is comprised of five directors, each of whom is independent under NASDAQ Listing Rule 5605(a)(2) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934. The Audit Committee operates under a written charter adopted by the Board of Directors and selects and appoints the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee the process.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent registered public accounting firm also provided to the Audit Committee the letter and written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed the firm’s independence with the accounting firm. The Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm to the Company and its subsidiaries is compatible with maintaining the independence of the independent registered public accounting firm.

Based upon the Audit Committee’s discussion with management and the independent registered accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission. Members of this committee are as follows:

Donald J. Wolf, Chair

Gerald Kremer

Vicki J. Lewis

Edward Powers

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Nominations for Members of the Board of Directors

The Nominating and Governance Committee of the Board of Directors recommends director candidates to the Board of Directors for nomination in accordance with the Company’s Code of Regulations. The Committee will investigate and assess the background and skills of potential candidates. Director Candidates may be identified by existing directors and executive management of the Company and its subsidiaries. Additionally, the Nominating and Governance Committee is empowered to engage a third party search firm to assist it in identifying director candidates in their discretion. Upon identifying a candidate for serious consideration, one or more members of the Nominating and Governance Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Nominating and Governance Committee members (individually or as a group), meet the Company’s Chief Executive Officer and other executive officers, and ultimately meet many of the other directors. The Nominating and Governance Committee would elicit feedback from all persons who met the candidate and then determine whether or not to recommend the candidate to the Board of Directors for nomination.

The Company’s Corporate Governance Guidelines and Code of Ethics and Business Conduct set forth the following criteria for directors: independence (a majority of the directors must be independent); honesty and integrity; willingness to devote sufficient time to fulfilling duties as a director; particular experience, skills or expertise relevant to the Company’s business; depth and breadth of business and civic experience in leadership positions; and ties to the Company’s geographic markets. The Company’s Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Chair of the Nominating and Governance Committee. Submissions are to be addressed to the Chair of the Nominating and Governance Committee at the Company’s executive offices, which submissions will then be forwarded to the Chair. The Nominating and Governance Committee would then evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The submission must be made no later than 90 days prior to the annual meeting for consideration in regard to the next annual meeting of shareholders. The Nominating and Governance Committee is not obligated to recommend to the Board, nor is the Board obligated to nominate, any such individual for election.

The Nominating and Governance Committee did not hire any director search firm in 2015 and, accordingly, has paid no fees to any such company. As indicated above, however, the Nominating and Governance Committee may do so in the future if deemed appropriate.

Executive Compensation and Other Information

The Compensation Committee has developed a compensation philosophy that it believes best supports the Company’s strategies and goals consistent with safe and sound operations and does not incent inappropriate or excessive risk. Ultimately, the goal of the compensation program is to align the executive officers’ financial interest with those of the shareholders in order to create shareholder value through the execution of our long-term strategies consistent with the foregoing philosophy.

The objectives of the Company’s executive compensation program are to:

•	support the achievement of desired goals of the Company;

•	provide compensation that will attract and retain superior talent and reward performance;

•	align the executive officers’ interests with those of shareholders by placing a significant portion of pay at risk, with payout dependent upon corporate performance, both on a short-term and long-term basis; and

•	provide a flexible compensation program that appropriately reflects and rewards under changing business conditions and priorities consistent with the stated philosophy.

The executive compensation program goal is to provide an overall level of compensation opportunity that is competitive within the banking industry. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term performance of the Company. The Compensation Committee also uses its discretion to set executive compensation based upon individual performance and the ability to influence Company performance.

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Compensation Process

The Compensation Committee develops and administers the compensation programs based on the Company’s strategies and financial goals developed during the strategic planning and budgeting process. The salaries and other forms of compensation are based upon the Company’s review of compensation levels for management performing similar functions at other banking companies of similar size and operations. The Compensation Committee also analyzes the risks associated with various compensation and incentive plans and evaluates those risks in terms of overall strategic goals and expected results.

The performance of the Company for the purpose of determining the discretionary annual bonuses to be paid to the executive officers, including the Chief Executive Officer, is generally based on earnings per share, the efficiency ratio (net interest income plus non-interest income divided by non-interest expense), analysis of credit quality, net interest margin, and rates of return. The Compensation Committee also uses its discretion to set executive compensation based upon individual performance and the ability to influence Company performance.

Executive Officer Compensation Program

The Company’s executive officer compensation program is comprised of base salary, discretionary annual incentive compensation, and long-term incentive compensation in the form of options, restricted stock, a deferred compensation program and various benefits. The make-up of these forms of compensation is based on third-party surveys and analysis, as well as comparison to banking institutions of similar size and complexity of operation. The executive officer compensation program is evaluated by the Compensation Committee to determine the appropriateness of the various components of the program in relation to the total compensation.

In respect to the limits on deductibility for federal income tax purposes of compensation paid an executive officer in excess of $1 million, the Company intends to strive to structure components of its executive compensation to achieve maximum deductibility, while at the same time considering the goals of its executive compensation philosophy.

Base Salary

Base salary levels for the Company’s executive officers are set relative to companies in the banking industry of similar size and complexity of operations, as described above. In determining base salaries, the Compensation Committee also takes into account individual experience and performance, Company performance, and specific issues particular to the Company.

Discretionary Annual Incentive Compensation

The purpose of the Company’s annual incentive compensation program is to provide direct financial incentives in the form of an annual cash bonus and Company shares to executives who achieve the Company’s annual goals. The Compensation Committee recommended, and the Board of Directors selected, return on equity, earnings per share, and the level of non-performing loans of the Company as the measurements of the Company’s performance, with a threshold goal set for each performance measure for determining bonus opportunities for executive officers. Company performance exceeding the threshold produces a ratable increase in the bonus amount based upon that particular performance measure. Individual goals are also established for each executive officer; however, each executive officer’s bonus opportunity is determined by weighting individual and company goals. The amount distributed to each participant is based on his or her base salary and is weighted to reflect each participant’s ability to affect the performance of the Company. Incentive compensation plans are analyzed to assure consistency with the Compensation Committee’s underlying compensation philosophy. Notwithstanding the achievement of any of the performance goals by any executive officer of the Company, any award under the annual incentive compensation program is completely discretionary in the judgment of the Compensation Committee.

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Long-Term Incentives

Restricted stock awarded under the Company’s 2014 Restricted Stock Plan constituted the Company’s long-term incentive plan for executive officers during 2015. The objectives of the restricted stock awards are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a long-term ownership position in the Company’s common shares.

The Compensation Committee administers the 2014 Restricted Stock Plan and has the authority to grant awards of restricted stock and determine terms and conditions of such awards. The restricted stock awards will typically vest over five years, unless the Compensation Committee determines otherwise and specifies such in the award notice.

Deferred Compensation Plan

Under the terms of the Company’s Deferred Compensation Plan, executive officers and other senior managers selected by the Compensation Committee may elect to defer the receipt of up to 80% of base salary and 100% of annual bonus amounts. The Deferred Compensation Plan also provides that in the Board’s discretion, the Company may contribute annually an additional amount to the participant’s deferral account, targeted at up to 10% of the participant’s base salary, but which may be greater or less than the targeted 10%, at the Board’s discretion.

Benefits

The Company provides medical and other employee benefits to its executive officers. These benefits are generally available to all full time employees of the Company, and are provided at similar cost structures.

Summary Compensation Table

The following table sets forth the compensation for those persons who served as the Company’s Chief Executive Officer and the two other highest paid executive officers during 2015 (“Named Executive Officers”).

2015 Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Non-Equity Incentive Plan Compensation ($)	Stock(3) Awards ($)	All Other(4) Compensation ($)	Total ($)
Ronald J. Seiffert	2015	$265,277	$100,000	$-	$90,002	$46,480	$501,759
Chairman, President and Chief Executive Officer	2014	$235,950	$49,950	$-	$10,950	$43,507	$340,357

J. Daniel Mohr	2015	$188,914	$47,406	$-	$46,253	$31,415	$313,988
Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	2014	$185,000	$24,050	$-	$-	$64,014	$273,064

Daniel Roberts	2015	$172,702	$34,671	$-	$33,828	$21,298	$262,499
Senior Vice President/Chief Credit Officer	2014	$168,490	$16,913	$-	$-	$28,816	$214,219

(1)	Salary amounts for Mr. Seiffert include $22,200 and $10,950 paid to Mr. Seiffert in 2015 and 2014, respectively, for his membership as a director on the Company’s board and certain board committees.
(2)	Amounts reported for 2014 were earned in 2014 and paid in April 2015. Amounts reported for 2015 were earned in 2015 and paid in March 2016.
(3)	The amounts reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The restricted stock awards granted for fiscal year ending December 31, 2015, were issued as of March 26, 2015, and the per share fair market value was $7.30. Assumptions used in the calculation of these amounts are materially consistent with those that are included in footnote 10 to the Company’s audited consolidated financial statements contained in its Annual Report on Form 10-K.
(4)	The amounts shown in this column for the most recently completed fiscal year were derived from the following: (a) Company portion of health and dental insurance: Mr. Seiffert $23,137, Mr. Mohr $27,380, and Mr. Roberts $14,949, (b) 401k employer matching contributions: Mr. Seiffert $7,292, Mr. Mohr $2,834 and Mr. Roberts $5,181, (c) the economic benefit of life insurance coverage of $622 for Messrs. Seiffert, Mohr and Roberts, (d) auto reimbursement of $7,200 for Mr. Seiffert, and (e) Company stock purchase match in the amount of $4,965 for Mr. Seiffert.

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Employment Agreements

On August 11, 2014, the Bank and the Company entered into an employment agreement with each of Mr. Seiffert, the current Chairman, President and Chief Executive Officer of the Bank and the Company (the “Seiffert Employment Agreement”), and J. Daniel Mohr, Executive Vice President and Chief Financial Officer of the Bank and the Company (the “Mohr Employment Agreement”). These employment agreements superseded and replaced any existing employment or change of control agreements with these executives. A summary of the Seiffert Employment Agreement and the Mohr Employment Agreement follows below.

Both of the Seiffert Employment Agreement and the Mohr Employment Agreement were effective as of August 11, 2014, and had an initial term ending on December 31, 2015, and have both automatically extended to December 31, 2017 pursuant to their terms. Thereafter, both the Seiffert Employment Agreement and the Mohr Employment Agreement will continue to automatically extend for successive two year terms, unless previously terminated, or unless either the Company or the executive provides timely written notice that the term will not be extended.

Mr. Seiffert will receive a base annual salary of $225,000 and Mr. Mohr will receive a base annual salary of $185,000, both of which are subject to adjustment by the Board, but can only be decreased due to poor performance of the executive or poor Company performance. In addition to the base annual salary, both the Seiffert Employment Agreement and the Mohr Employment Agreement provide for, among other things, participation in incentive programs and other employee benefit plans and other fringe benefits applicable to executive employees.

The Seiffert Employment Agreement and the Mohr Employment Agreement also provide for a clawback of any incentive paid to, credit to an account on behalf of, or vested to the executive within the prior twenty-four (24) months under certain circumstances if it is later determined that the incentive is directly attributable to materially misleading financial statements. In addition, the executives have agreed not to compete with the Company and the Bank for a period of one (1) year following termination of employment anywhere in Delaware County, Ohio, or within a five (5) mile radius of any of the Bank’s branches.

Outstanding Equity Awards at Fiscal Year-End

The Compensation Committee attempts to align the financial interests of executive officers with those of the shareholders by providing a long-term incentive plan in the form of restricted share grants. The goals of the program are to create shareholder value through the long-term execution of sound banking strategies that allow for profitable growth.

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Outstanding Equity Awards at Fiscal Year End 2015

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of securities underlying unexercised options - exercisable	Number of securities underlying unexercised options – unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested ($)(2)
Ronald J. Seiffert	11/14/11					1,460	(3)	$10,935
	12/23/14					7,934	(4)	$59,426
	3/26/15					12,329	(5)	$92,344

J. Daniel Mohr	10/28/13					977	(3)	$7,318
	3/26/15					6,336	(5)	$47,457

Daniel M. Roberts	12/21/2012	733	1,467	$4.50	12/21/2022	-		-
	3/30/12					851	(3)	$6,374
	3/26/15					4,634	(5)	$34,709

(1)	Options are incentive stock options, granted under the Company’s 2004 Long-Term Stock Incentive Plan, which vest ratably over a 5-year period. Options have an exercise price equal to the fair market value of the underlying shares on the date of grant. The terms of the Company’s 2004 Long-Term Stock Incentive Plan provide that all options become exercisable in full in the event of a change in control as defined in the 2004 Long-Term Stock Incentive Plan.
(2)	Market value is calculated on the basis of $7.49 per share, which was the closing price for our common shares on December 31, 2015.
(3)	Restricted share awards granted pursuant to the terms of the employment offers for Messrs. Seiffert, Mohr and Roberts. Mr. Seiffert’s 1,460 shares become fully vested on November 14, 2016. For Messrs. Mohr and Roberts, their 977 and 851 shares, respectively, will vest ratably on an annual basis on each anniversary of the grant date through 2018 and 2017, respectively.
(4)	Restricted shares acquired pursuant to the Company’s option exchange offer that vest annually in 20% increments beginning on December 23, 2015.
(5)	Restricted share awards granted under the 2014 Restricted Stock Plan that vest annually in 20% increments beginning on March 26, 2016.

Non-Qualified Deferred Compensation

In 2004, the Company established The Delaware County Bank and Trust Company Executive Deferred Compensation Plan, as amended on December 20, 2007 and December 17, 2008 (the “Deferred Compensation Plan”). Under the terms of the Deferred Compensation Plan, executive officers and other senior managers selected by the Compensation Committee of the Board of Directors may elect to defer the receipt of up to 80% of base salary and 100% of annual bonus amounts. The Deferred Compensation Plan also provides that in the Board’s discretion, the Bank may contribute annually an additional amount to the participant’s deferral account, targeted at up to 10% of the participant’s base salary, but which may be more or less in the Board’s discretion. Participants direct the investment of their deferrals into various investment options offered by the Deferred Compensation Plan. For 2015, the Board of Directors elected not to make a contribution to the Deferred Compensation Plan.

Amounts deferred by the participant vest immediately. Contributions made by the Bank to the participant’s deferral account vest based on the participant’s years of service with the Bank with 75% vested after 5 years of service, 80% vested after 6 years of service, 85% vested after 7 years of service, 90% vested after 8 years of service, 95% vested after 9 years of service and 100% vested after 10 years of service. All Bank contributions vest for each participant employed by the Bank at age 62, regardless of the vesting schedule. Interest is credited annually to each participant’s account, computed at the Bank’s one-year certificate of deposit rate in effect on January 1st every year and paid on the balance of the participant’s deferred account at the end of the year.

Each participant is entitled to withdraw the balance of his or her account upon retirement after reaching age 62. Upon termination of employment prior to age 62 for any reason other than termination for “cause,” or involuntary termination following a change in control of the Company, the participant is entitled to withdraw the vested portion of his or her deferral account. Upon termination of employment due to the participant’s disability, the participant is entitled to withdraw the vested portion of his or her deferral account. Upon termination of employment because of death, the participant’s beneficiary is entitled to withdraw the vested portion of the participant’s deferral account. Upon “involuntary” termination within 12 months following a change in control of the Company, including a reduction in base salary or material reduction in benefits, the participant may withdraw the balance of his or her deferral account, providing that to the extent any benefit would create an excise tax under the excess parachute rules of Section 280G of the Internal Revenue Code, the benefit paid under the Deferred Compensation Plan will be reduced so as not to be an “excess parachute payment” as defined by Section 280G. Upon “Termination for Cause” as defined in the Plan, the participant will not be entitled to withdraw any amount in excess of the participant’s deferrals.

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Participants may elect to make withdrawals from their deferral accounts in either a lump sum or in equal monthly installments over a period not to exceed 10 years. If a participant dies while employed by the Bank, the participant’s beneficiary receives a lump sum payment of the participant’s vested deferred account within 30 days of the participant’s death.

Amounts in participant deferral accounts are unsecured obligation of the Bank. The Bank may amend or terminate the Deferred Compensation Plan at any time at the discretion of the Board of Directors. No amendment may decrease the value of any participant’s vested deferral account balance. Upon termination of the Deferred Compensation Plan, all vested deferred account balances will be paid in a lump sum distribution regardless of any contrary participant election.

Severance and Change of Control Payments

Severance and Change of Control Payments for Mr. Seiffert and Mr. Mohr

In the event of an involuntary termination without “cause” or a voluntary termination with “good reason,” the Seiffert Employment Agreement and the Mohr Employment Agreement each provide a severance benefit equal to the greater of (i) the unpaid compensation and benefits that would have been paid under the terms of the employment agreement if the executive had remained employed, or (ii) the unpaid compensation and benefits that would have been paid under the terms of the employment agreement (including any accrued bonus) for a period of one year following the termination.

Upon the termination of the executive without cause or the voluntary termination by the executive with good reason within twenty-four (24) months following a “change of control,” the executive will receive a lump sum payment equivalent to a multiple of the average annual cash compensation amount paid to the executive during the three (3) full taxable years preceding the change of control. The multiple is three (3) times such average annual amount in the case of Mr. Seiffert and two (2) times the average annual amount in the case of Mr. Mohr. In addition, under such circumstances, each executive will also receive a lump sum payment equal to a multiple of the Company’s annual cost of providing health, life and long-term disability coverages and other fringe benefits equal to three (3) times such amount in the case of Mr. Seiffert and equal to two (2) times such amount in the case of Mr. Mohr. Further, if there is a change of control, then all forms of equity-based compensation, including unexpired stock options and unvested restricted stock, shall accelerate and become fully vested and, in the case of options, exercisable. In the event that any amounts payable under the Seiffert Employment Agreement or the Mohr Employment Agreement would be nondeductible to the Company or the Bank by reason of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), then such amounts shall be reduced to the extent necessary that such payments will no longer be ineligible for deduction by reason of Section 280G of the Code.

Change of Control Agreement with Mr. Roberts

On August 11, 2014, the Company entered into a change of control agreement with Daniel M. Roberts, Senior Vice President and Chief Credit Officer, who is a Named Executive Officer of the Company. The following description of the change of control agreement is a summary of its material terms.

Under the change of control agreement, upon the termination of Mr. Roberts’s employment other than for “cause” or voluntary termination by Mr. Roberts as a result of a “constructive termination,” Mr. Roberts will receive a lump sum payment equivalent to 100% of his annual base salary in effect at the date of termination. In addition, all of Mr. Roberts’s unvested stock options and restricted stock shall accelerate and become fully vested and, in the case of options, fully exercisable. Further, Mr. Roberts shall be entitled to be reimbursed for his share of COBRA premiums for health care coverage until the earlier of (i) the date that he is no longer eligible to receive continuation coverage pursuant to COBRA, (ii) twenty-four (24) months following termination of his employment, or (iii) such shorter period of time until he obtains new employment offering health insurance coverage. In the event that any amounts payable under the change of control agreement would be nondeductible to the Company or the Bank by reason of Section 280G of the Code, then such amounts shall be reduced to the extent necessary that such payments will no longer be ineligible for deduction by reason of Section 280G of the Code.

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2014 Restricted Stock Plan

On October 30, 2014, the Company and its shareholders adopted the 2014 Restricted Stock Plan (the “Restricted Stock Plan”). A total of 350,000 shares have been reserved for issuance under the Restricted Stock Plan. The Restricted Stock Plan provides for the award of restricted stock to any director, officer, or employee designated by the Compensation Committee. The Compensation Committee administers the Restricted Stock Plan and has the authority to grant awards of restricted stock and determine terms and conditions of such awards. The restricted stock awards will typically vest over five years, unless the Compensation Committee determines otherwise and specifies such in the award notice.

If a participant ceases to be employed by the Company for any reason or no reason, with or without cause, other than death or disability (as defined in the Restricted Stock Plan), any unvested restricted stock will be forfeited by such participant. In the event of the death or disability of a participant (as defined in the Restricted Stock Plan) or the change of control of the Company (as defined in the Restricted Stock Plan), any unvested restricted stock will become 100% vested.

Proposal 2 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and the rules and regulations adopted by the SEC under the Dodd-Frank Act, require that the Company’s shareholders have an opportunity to approve, in a non-binding advisory vote, the compensation of the named executive officers as disclosed in this proxy statement. Our Named Executive Officers are those individuals included in the Summary Compensation Table in this proxy statement. The compensation being approved is the compensation required to be disclosed in this proxy statement by the rules of the SEC, including the compensation described in the “Executive Compensation and Other Information” section, accompanying tables, and any related material disclosed in this proxy statement.

The vote is advisory in nature and therefore will not bind the Board of Directors to take any particular action. Nevertheless, if there is a significant vote against approval of the compensation, the Board of Directors intends to attempt to determine the reason for such negative votes and may make changes to executive compensation based on its findings.

The Board of Directors has structured the Company’s executive compensation program with the following objectives in mind: compensation should be directly linked to corporate operating performance, and all officers should receive fair and equitable compensation for their respective levels of responsibility and supervisory authority compared to their peers within the Company as well as their peers within the financial services industry. The Board of Directors urges you to read the “Executive Compensation and Other Information” section and the related compensation tables and narrative contained in this proxy statement.

The Board of Directors is asking you to approve the following resolution, which will be submitted for a shareholder vote at the Annual Meeting:

“Resolved, that the shareholders approve the compensation of DCB Financial Corp’s named executive officers as named in the Summary Compensation Table of the Company’s 2016 Proxy Statement, as described in the ‘Executive Compensation and Other Information’ section, the compensation tables, and the related disclosure in the Proxy Statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors, overrule any decision made by the Board of Directors, or create or imply any additional fiduciary duty by the Board of Directors. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

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The Board of Directors recommends a vote “FOR” the approval of dcb financial corp’S executive compensation

Director Compensation

In 2015, directors were paid in accordance with the following fee schedule:

	Monthly Retainer	Board Meeting	Governance Committee	Trust Committee	Loan Committee	Audit Committee	Strategic Alternatives Committee	Compensation Committee
Chair	$1,050	$600	$200	$200	$300	$400	$200	$400
Director	$750	$600	$150	$150	$300	$300	$150	$300

In 2016, directors will be paid in accordance with the same fee schedule.

The following table shows the compensation paid to our non-employee directors for 2015. Director compensation paid to Mr. Seiffert is included in the Summary Compensation Table.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Jerome Harmeyer	$20,250	$4,424	$24,674
Bart Johnson	$20,700	$5,103	$25,803
Dr. Gerald Kremer	$18,000	$4,351	$22,351
Vicki J. Lewis	$26,400	$6,373	$32,773
Tomislav Mitevski	$19,050	$4,949	$23,999
Edward A. Powers	$24,850	$5,774	$30,624
Michael Priest	$16,350	$3,935	$20,285
Mark H. Shipps	$19,600	$5,139	$24,739
Adam Stevenson	$22,250	$5,636	$27,886
Donald J. Wolf	$20,800	$4,636	$25,436

(1)	The amounts reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The director restricted stock awards granted for fiscal year ending December 31, 2015, were issued as of March 26, 2015, and the per share fair market value was $7.30. Assumptions used in the calculation of these amounts are materially consistent with those that are included in footnote 10 to the Company’s audited consolidated financial statements contained in its Annual Report on Form 10-K.

Certain Relationships and Related PARTY Transactions and Director Independence

General

Some of the directors and executive officers of the Company, as well as companies with which they are associated and their immediate family members, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank’s business and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Company and the Bank, all loans and commitments to lend included in such transactions since January 1, 2015, were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons not related to the Bank and did not involve more than a normal risk of collectability or present other unfavorable features.

Additionally, Adam Hansberry, the Company’s Senior Vice President - Commercial Banking, is the son-in-law of Jerome Harmeyer, a member of the Board of Directors. Mr. Hansberry’s total compensation received from the Company was $173,990 in 2015.

The Board of Directors has considered such transactions in determining that the directors with such transactions, other than Mr. Seiffert, are independent.

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Procedure for Review of Related Party Transactions

The procedure for reviewing related party transactions is set forth in writing in the Company’s Code of Ethics and Business Conduct. Under this procedure, the Company and its affiliates may do business and have financial dealings with directors, officers and employees and their respective spouses, family members and associates if:

•	such business or financial dealings involve the Company or the Bank providing banking or financial services to such person in the ordinary course of business upon terms and conditions generally available to the public, to the extent such arrangements are made in compliance with all applicable banking and securities laws and regulations; or

•	the terms and conditions of any material relationship have been presented to and approved by the Audit Committee or the Bank’s board of directors. If any member of the Audit Committee, or any associate or family member of such member, proposes to provide products or services to the Company, he or she shall recuse themselves from the discussion and decision about the appropriateness of such arrangement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than ten percent shareholders (“Insiders”) to file with the Securities and Exchange Commission and the Company reports of their ownership of the Company’s securities. Based upon written representations and copies of reports furnished to the Company by Insiders, all Section 16 reporting requirements applicable to Insiders during 2015 were satisfied on a timely basis, except that a disposition of Company shares by Messrs. Seiffert and Archibald as a result of a tax withholding on December 23, 2015 was not reported on a timely Form 4 due to an administrative oversight. These dispositions were reported by Messrs. Seiffert and Archibald on Form 4 on December 30, 2015.

Proposal 3 – Ratification of Plante & Moran PLLC as the company’s independent registered public accounting firm for the year ending December 31, 2015.

The Audit Committee of the Board has appointed Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Services provided to the Company and its subsidiaries by Plante & Moran PLLC in fiscal 2015 are described below.

The Board of Directors is asking our shareholders to ratify the selection of Plante & Moran PLLC as our independent registered public accounting firm. Although ratification is not required by our Code of Regulations or otherwise, the Board is submitting the selection of Plante & Moran PLLC to our shareholders for ratification as a matter of good corporate practice.

The Audit Committee of the Board of Directors of the Company engaged the services of Plante & Moran PLLC as its independent registered public accounting firm beginning in 2010. Plante & Moran PLLC is engaged to provide independent audit services for the Company and to provide certain non-audit services including advice on accounting, tax, and reporting matters. Representatives of Plante & Moran PLLC will be in attendance at the Annual Meeting, and such representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

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Information Regarding Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2015 and December 31, 2014 by the Company’s principal accounting firm:

	December 31,
	2015	2014
Audit Fees	$157,500	$196,000
Audit-Related Fees	-	-
Tax Fees(1)	17,000	16,500
All Other Fees	-	-
Total Fees	$174,500	$212,500

(1)	Includes fees for services related to tax compliance and tax planning.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.

The Audit Committee establishes general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitutes no more than 5% of the total revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided pursuant to these exceptions in 2015.

The Board of Directors recommends a vote “FOR” the RATIFICATION OF THE SELECTION OF PLANTE & MORAN PLLC AS THE Independent registered Public Accounting Firm.

Shareholder Proposals for Next Annual Meeting

In order to be considered for inclusion in the proxy statement distributed to shareholders prior to the 2017 annual meeting of shareholders, a shareholder proposal in compliance with Rule 14a-8 of the Exchange Act must be received by the Company no later than December 16, 2016. Any shareholder proposal received after December 16, 2016 will be considered untimely pursuant to Rule 14a-8 of the Exchange Act and the Company will not be required to submit such proposals to a vote at the 2017 annual meeting of shareholders. Written requests for inclusion should be addressed to: DCB Financial Corp, Attention: Corporate Secretary, 110 Riverbend Avenue, Lewis Center, OH 43035. It is suggested that you mail your proposal by certified mail, return receipt requested.

If a shareholder intends to present a proposal at the 2017 annual meeting of shareholders without including the proposal in the proxy materials related to that meeting, the Company must receive the proposal at the address above by no later than 60 days prior to the annual meeting date. The proxies designated by the Board of Directors of the Company for the 2017 annual meeting of shareholders may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

If a shareholder intends to submit director nominations for inclusion in the proxy statement distributed to shareholders prior to the 2017 annual meeting of shareholders, the Company must receive the proposal at the address above by no later than 90 days prior to the annual meeting date.

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Shareholder Communications

Shareholders of the Company may send communications to the Board of Directors through the Company’s office of Corporate Secretary, DCB Financial Corp, 110 Riverbend Avenue, Lewis Center, OH 43035. Communications sent by shareholders for proper, non-commercial purposes will be transmitted to the Board of Directors or the appropriate committee, as soon as practicable.

Other Matters

The Board of Directors of the Company is not aware of any other matters that may come before the Annual Meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing and which may properly come before the Annual Meeting.

Delivery of Documents to Shareholders Sharing an Address

Each shareholder of record will receive a separate mailing of the Notice Regarding Internet Availability of Proxy Materials and, at a later date, a copy of that Notice, a proxy, and a return envelope. Each shareholder of record desiring a printed copy of the proxy materials must request such shareholder’s own copy. Any shareholders presently sharing an address who are receiving multiple copies of the Proxy Statement and Annual Report, pursuant to a request for paper copies, and who would like to receive a single copy, and shareholders receiving a single copy who would like separate copies, may do so by directing their request to the Company in the manner provided in the Notice. Beneficial shareholders whose shares are held by a bank, broker or other holder of record should request information about document delivery from such record holder.

By Order of the Board of Directors of DCB Financial Corp,

Ronald J. Seiffert
Chairman, President and Chief Executive Officer

We urge you to vote your proxy electronically or via telephone, or by sending the Proxy card to:

Vote Processing, 51 Mercedes Way, Edge Wood, NY 11717

21

DCB
DELAWARE COUNTY BANK
The bank that works for you.

DCB FINANCIAL CORP.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E03871-P76866 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DCB FINANCIAL CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bart E. Johnson
02) Edward Powers
03) Donald J. Wolf

The Board of Directors recommends you vote FOR proposals 2 and 3:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, the Proxy Statement, and the Annual Report are available at www.proxyvote.com.

E03872-P76866

Proxy For Annual Meeting of DCB Financial Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of common shares of DCB Financial Corp. (the "Company") hereby constitutes and appoints the proxy committee designated by the Board of Directors of the Company, the proxy of the undersigned, with full power of substitution, and re-substitution to attend the Annual Meeting Of The Shareholders of the Company to be held on May 26, 2016, at 3:00 P.M. local time at the Delaware County Bank & Trust Company Corporate Center, 110 Riverbend Avenue, Lewis Center, Ohio 43035, and any adjournment or adjournments thereof, and to vote all of the common shares of the Company that the undersigned is entitled to vote at such annual meeting or at any adjournment or adjournments thereof on each of the proposals, which are described in the proxy statement.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE). The named proxy cannot vote unless you sign and return this card or follow the applicable Internet or telephone voting procedures. Any shareholder executing a proxy has the right to revoke it by execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Company prior to the exercise of the proxy, or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. **In the absence of instruction, the proxy will be voted in accordance with the recommendations of the Board of Directors of the Company: "FOR" the Election of the Class II Director Nominees (Proposal 1), and "FOR" Proposals 2 and 3.** All proxies previously given by the undersigned are hereby revoked. The undersigned acknowledges the receipt of the Notice and Proxy Statement.

Continued and to be signed on reverse side